Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets

16     Goodwill and intangible assets

(in millions of Canadian dollars)	Goodwill	Cost	Intangible assets accumulated amortization	Net carrying amount

Balance at December 31, 2012	$146	$24	$(9)	$15
Amortization	–	–	(1)	(1)
Foreign exchange impact	10	–	–	–
DM&E West impairment (Note 3)	(6)	(2)	–	(2)

Balance at December 31, 2013	$150	$22	$(10)	$12
Amortization	–	–	(1)	(1)
Foreign exchange impact	14	–	1	1

Balance at December 31, 2014	$164	$22	$(10)	$12

As part of the acquisition of DM&E in 2007, CP recognized goodwill of U.S. $147 million on the allocation of the purchase price, determined as the excess of the purchase price over the fair value of the net assets acquired. Since the acquisition, the operations of DM&E have been integrated with CP’s U.S. operations and the related goodwill is allocated to CP’s U.S. reporting unit. Goodwill is tested for impairment at least once per year as at October 1st. The goodwill impairment test determines if the fair value of the reporting unit continues to exceed its net book value, or whether an impairment charge is required. The fair value of the reporting unit is affected by projections of its profitability including estimates of revenue growth, which are inherently uncertain.

Intangible assets of $12 million (2013 – $12 million), acquired in the acquisition of DM&E, include favourable leases, customer relationships and interline contracts.

The estimated amortization expense for intangible assets for 2015 to 2019 is insignificant each year.